LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND

SUPPLEMENT DATED JANUARY 26, 2011

TO SUMMARY PROSPECTUS DATED MAY 21, 2010

AND TO

PROSPECTUS DATED FEBRUARY 26, 2010

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 26, 2010, as supplemented on March 12, 2010, March 19, 2010, May 21, 2010 and January 26, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as supplemented on March 12, 2010 and May 21, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

The following text replaces the section of the fund’s Summary Prospectus titled “Management”:

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Batterymarch Financial Management, Inc. (“Batterymarch”)

Portfolio managers: Adam J. Petryk, CFA, Stephen A. Lanzendorf, CFA, and Michael McElroy, CFA. Mr. Petryk (Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team), Mr. Lanzendorf (Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team) and Mr. McElroy (a Director and Senior Portfolio Manager on Batterymarch’s Developed Markets team), have been portfolio managers of the fund since April 2008, January 2011 and December 2006, respectively.

The following text replaces the section of the fund’s Prospectus titled “Management”:

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Batterymarch Financial Management, Inc. (“Batterymarch”)

Portfolio managers: Adam J. Petryk, CFA, Stephen A. Lanzendorf, CFA, and Michael McElroy, CFA. Mr. Petryk (Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team), Mr. Lanzendorf (Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team) and Mr. McElroy (a Director and Senior Portfolio Manager on Batterymarch’s Developed Markets team), have been portfolio managers of the fund since April 2008, January 2011 and December 2006, respectively.

The following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time.

Adam J. Petryk, Stephen A. Lanzendorf and Michael McElroy have leadership responsibility for the day-to-day management of the fund. They are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. Petryk, CFA, is a Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team and has 14 years of investment experience. Mr. Petryk joined Batterymarch in 2007 after spending eight years as Deputy Chief Investment Officer of Legg Mason Canada, with responsibility for domestic investment management, building the firm’s quantitative capabilities, product development and derivatives activities.

Mr. Lanzendorf, CFA, is a Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team and has 27 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. McElroy, CFA, is a Director and Senior Portfolio Manager on Batterymarch’s Developed Markets team and has 19 years of investment experience. He has been employed by Batterymarch since 2006 and was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing and client service.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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